PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES
PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITIES
(Offering Highest Daily Lifetime Income v3.0)

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 3, 2014

To

Prospectuses dated April 28, 2014

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other Annuity listed here that you do not own.  If you would like another copy of your current Prospectus, please call us at 1-888-PRU-2888. Effective September 3, 2014, this Supplement revises, and to the extent inconsistent therewith, replaces information contained in the Prospectuses dated April 28, 2014 for the variable annuity contracts listed above issued by Pruco Life Insurance Company. Certain terms used in this Supplement have special meanings.  If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

IMPORTANT NOTICE FOR CONTRACTS ISSUED IN THE STATE OF WASHINGTON: Please note that the 6 and 12 month Dollar Cost Averaging options and the Market Value Adjustment options discussed in the "Investment Options" section your prospectus are available for contracts issued in Washington. You should disregard the Washington entry in the "Special Contract Provisions for Annuities Issues in Certain States" table in Appendix C (Appendix B for Prudential Premier Advisor Variable Annuities) of your prospectus, which incorrectly indicates that those options are not available.